AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31, 2000
                                               Securities Act File No. 333-14527
                                       Investment Company Act File No. 811-07871



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 2                    [X]


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Amendment No. 4                                   [X]


                                 --------------

                  NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                    100 WALL STREET, NEW YORK, NEW YORK 10005
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code
                                 (212) 806-3500

                            GEORGE A. RIO, PRESIDENT
                  NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.
            60 STATE STREET, SUITE 1300, BOSTON, MASSACHUSETTS 02109
                     (Name and Address of Agent for Service)

                                 --------------

                                   Copies to:
                           COUNSEL FOR THE REGISTRANT:
                             MARGERY K. NEALE, ESQ.
                      SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                   919 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                  -------------

It is proposed that this filing will become effective:

         [ ]    Immediately upon filing pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a) (1)

         [X]    On September 1, pursuant to paragraph (b)


         [ ]    On (date) pursuant to paragraph (a) (1)

         [ ]    75 days after filing pursuant to paragraph (a) (2)

         [ ]    On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[BLANK PAGE]

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                                   PROSPECTUS


                               September 1, 2000





                               National Investors
                                Cash Management
                                   Fund, Inc.


                 Three money market portfolios to choose from:

          Money Market   o     U.S. Government     o    Municipal



                                     [LOGO]


As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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


                 NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.

                                TABLE OF CONTENTS


                RISK AND RETURN SUMMARY .......................................4
                Investment Objective ..........................................4
                Investment Strategies .........................................4
                Principal Risks ...............................................5
                Who May Want to Invest ........................................5
                Past Performance ..............................................6
                Expenses ......................................................7

                HOW TO BUY AND SELL SHARES ....................................8
                How to Buy Shares .............................................9
                How to Sell Shares ...........................................10
                How to Exchange Between Portfolios ...........................11
                Telephone Transactions .......................................11

                SHAREHOLDER INFORMATION ......................................11
                Pricing Your Shares ..........................................11
                Dividends ....................................................12
                Taxes ........................................................12
                Statements to Shareholders ...................................13

                PORTFOLIO MANAGEMENT .........................................13
                Investment Manager ...........................................13
                Administrator ................................................14
                Distributor ..................................................14
                Shareholder Servicing ........................................14

                FINANCIAL HIGHLIGHTS .........................................15

                FOR MORE INFORMATION .................................Back cover

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                  NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.


RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Each Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.


INVESTMENT STRATEGIES
Each Portfolio is a no-load money market fund. Each Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk.


Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio's holding period. Particular types of money market securities are described in the Portfolios' Statement of Additional Information.

The MONEY MARKET PORTFOLIO has the flexibility to invest in a broad range of high quality money market securities. The U.S. GOVERNMENT PORTFOLIO offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The MUNICIPAL PORTFOLIO offers income exempt from federal taxes by investing primarily in municipal securities.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that at the time of purchase are in the two highest short-term rating categories or are of equivalent quality in the judgment of the investment manager.


Each  Portfolio may invest in other  investment  companies  consistent  with its
investment  objective  and  strategies.  Any  such  investments,   although  not
currently anticipated, will be made solely in no-load money market funds.


MONEY MARKET PORTFOLIO. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio's investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and asset-backed securities and other money market instruments.

U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities,

--------------------------------------------------------------------------------
and repurchase agreements backed by such obligations. A U.S. government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of the Portfolio's shares.

MUNICIPAL PORTFOLIO. The Municipal Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with preservation of capital and liquidity. The Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The
Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities "municipal securities." The income from these securities is exempt from federal income tax, but may be subject to the federal alternative minimum tax.

The Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income.

Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio's risks.


PRINCIPAL RISKS
The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities.


Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST
The Portfolios may be appropriate for the following investors:

          o Investors looking to earn income at current money market rates from a high quality portfolio.

          o    Investors looking for a liquid investment that preserves capital.

          o    Investors pursuing a short-term investment goal.

In addition, the Municipal Portfolio may be appropriate for investors looking for income that is exempt from federal income tax.

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PAST PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolios by showing changes in the Portfolios' performance from year to year. The table below shows the Portfolios' average annual returns. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year /1/

                   MONEY                    U.S.
                  MARKET                 GOVERNMENT                MUNICIPAL
                 PORTFOLIO                PORTFOLIO                PORTFOLIO



                          [BAR CHART GRAPHIC OMITTED]




For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.26% (for the quarter ended 12/99) and 1.07% (for the quarter ended 6/99) for the Money Market Portfolio, 1.21% (for the quarter ended 12/99) and 1.03% (for the quarter ended 6/99) for the U.S. Government Portfolio, and 0.74% (for the quarter ended 12/99) and 0.63% (for the quarter ended 6/99) for the Municipal Portfolio, respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/99 /2/

                                                                 SINCE INCEPTION
                                                   1 YEAR           (5/20/98)
      Money Market Portfolio                        4.71%             4.95%
      U.S. Government Portfolio                     3.82%             4.56%
      Municipal Portfolio                           2.23%             2.66%

[FN]
1 For the period from 1/1/00 through 6/30/00, total returns for the Money Market Portfolio, U.S. Government Portfolio, and Municipal Portfolio, were 2.78%, 2.68 and 1.66%, respectively.
2 As of 12/31/99, 7-day yields for the Money Market Portfolio, U.S. Government Portfolio, and Municipal Portfolio were 5.13%, 4.87%, and 3.75%, respectively. As of the same date, the tax-equivalent 7-day yield for the Municipal Portfolio was 5.21%. For current yield information, please call 1-800-934-4448.




6

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EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                            MONEY            U.S.
                                                           MARKET         GOVERNMENT       MUNICIPAL
                                                          PORTFOLIO        PORTFOLIO       PORTFOLIO
SHAREHOLDER TRANSACTION FEES (fees paid directly
  from your investment)/1/
Maximum Sales Charge (Load) Imposed on Purchases            None              None           None
ANNUAL OPERATING EXPENSES (expenses deducted
  from Portfolio assets)
Management Fees/2/                                          0.35%             0.35%          0.35%
Distribution (12b-1) Fees                                   None              None           None
Service Fees/2/                                             0.25%             0.25%          0.25%
Other Expenses/2/                                           0.35%             0.35%          0.53%
                                                          -------           -------         ------
Total Operating Expenses/2/                                 0.95%             0.95%          1.13%

[FN]
1 Broker-dealers that are not affiliates of the Portfolios' investment manager may impose service fees in connection with the sale of Portfolio shares.
2 The table shows the expenses for each Portfolio's fiscal year ended April 30, 2000 before expense reductions by the Portfolios' investment manager and its affiliates. The investment manager and its affiliates voluntarily agreed to reduce the Portfolios' expenses (by paying certain expenses and/or waiving fees) so that the total operating expenses of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio will not exceed 0.75%, 0.75% and 0.74%, respectively. These expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors. After expense reductions, the Portfolios' actual expenses for the fiscal year ended April 30, 2000 were:

                                         Money          U.S.
                                        Market       Government       Municipal
                                       Portfolio      Portfolio       Portfolio
  Management Fees                       0.31%           0.31%           0.23%
  Service Fees                          0.12%           0.12%           0.09%
  Other Expenses                        0.32%           0.32%           0.42%
                                       ------          ------          ------
  Total Net Operating Expenses          0.75%           0.75%           0.74%

EXAMPLE
This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:



                                                                               7

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
                                       1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                       ------           -------          --------         ---------
       Money Market Portfolio            $ 97             $303             $525             $1,166
       U.S. Government Portfolio         $ 97             $303             $525             $1,166
       Municipal Portfolio               $115             $359             $622             $1,375

* Assuming that current expense reduction arrangements continue for one year, your costs would be:

                                       1 year            3 years          5 years          10 years
                                       ------           -------           ------           -------
       Money Market Portfolio            $77              $283             $506             $1,148
       U.S. Government Portfolio         $77              $283             $506             $1,148
       Municipal Portfolio               $76              $320             $585             $1,340

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES
--------------------------------------------------------------------------------

Shares of the Portfolios are offered exclusively to investors maintaining brokerage, securities, money management or similar accounts with TD Waterhouse Investor Services, Inc. ("TD Waterhouse") or certain other broker-dealers. Effective September 1, 1999, the Portfolios are closed to new investors.


AUTOMATIC SWEEP. By setting up your TD Waterhouse brokerage account for automatic sweep, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Sweep Portfolio"). This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your TD Waterhouse brokerage account that are available for payment or investment.


To set up your TD Waterhouse brokerage account for automatic sweep, simply call the TD Waterhouse office handling your account. In most cases, a TD Waterhouse Account Officer will set up your account for automatic sweep while you are on the phone.

While you may purchase shares of any of the Portfolios of National Investors Cash Management Fund, Inc. at any time, only one Portfolio may be designated as your Sweep Portfolio. The sweep feature is subject to the terms and conditions of your TD Waterhouse brokerage account agreement.

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Portfolios, are fully protected for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining coverage, which covers securities only, is provided by a private insurance carrier.

INVESTMENT MINIMUMS. There is currently no minimum requirement for initial and subsequent purchases of Portfolio shares. However, Portfolio shares are subject to automatic redemption should the TD Waterhouse brokerage account in which they are held be closed or if TD Waterhouse imposes certain requirements with respect to its brokerage accounts and eligibility for sweep arrangements, including requirements relating to minimum account balances. Any minimum balance requirement will not apply to TD Waterhouse IRA accounts.



8

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TD  WATERHOUSE  INVESTORS  MONEY  MANAGEMENT  ACCOUNTS.  For those TD Waterhouse customers who qualify, a TD Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Debit Card. You should contact a TD Waterhouse Account Officer for more details. To set up your TD Waterhouse Investors Money Management Account, you should complete the appropriate section of the TD Waterhouse New Account Application.

HOW TO BUY SHARES
Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

CUSTOMERS OF TD WATERHOUSE
You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

BY AUTOMATIC SWEEP. Free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.

DIRECT PURCHASES. A TD Waterhouse brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4488. You may buy shares by mailing or bringing your check to your TD Waterhouse office. Checks should be made payable to "National Investor Services Corp." and you should write your TD Waterhouse account number on the check. The check will be deposited to your TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

CUSTOMERS OF SELECTED BROKER-DEALERS Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Fund's distributor ("Selected Brokers"). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges



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would  reduce the  return on an  investment  in a  Portfolio.  Investors  should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase the Portfolio shares through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolio.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

HOW TO SELL SHARES
To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under "How to Buy Shares." Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

PAYMENT. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV per share.

AUTOMATIC SWEEP REDEMPTIONS. Shares of your Sweep Portfolio may be sold automatically to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of the other investment portfolios of National Investors Cash Management Fund, Inc. may be sold. In addition, shares will be sold to settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse.

If you have a TD Waterhouse Investors Money Management Account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Debit Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Debit Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Debit Card is set forth in the TD Waterhouse Investors Money Management Agreement provided to each customer who opens a TD Waterhouse Investors Money



10

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Management  Account.  ATM cash  withdrawals  may be made  through  participating
financial  institutions.   Although  TD  Waterhouse  does  not  charge  for  ATM
withdrawals, institutions may charge a fee in connection with their services.

HOW TO EXCHANGE  BETWEEN  PORTFOLIOS

You may change your designated Sweep Portfolio to any other Portfolio of the National Investors Cash Management Fund, Inc. at any time without charge. You may also exchange shares of a Portfolio for shares of another Portfolio of National Investors Cash Management Fund, Inc. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local TD Waterhouse office. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.

TELEPHONE  TRANSACTIONS
As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
PRICING YOUR SHARES
The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern time), except on days when either the New York Stock Exchange or the Portfolios' custodian is closed. Each Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."

--------------------------------------------------------------------------------
Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of each Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.


DIVIDENDS
On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors.

Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.


TAXES
Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net capital gain, if any, realized by a Portfolio are taxable to shareholders of a Portfolio as a long-term capital gain (taxable, in the case of individuals, at the maximum rate of 20%), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of distribution. Due to the nature of their investments, the Portfolios' distributions will consist primarily of ordinary income.

All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

MUNICIPAL PORTFOLIO. The Municipal Portfolio intends to declare and distribute tax-exempt interest dividends. Shareholders of the Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Exempt-interest dividends may be subject to state income taxes or give rise to a federal alternative minimum tax liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains), are taxable to shareholders as ordinary income.

--------------------------------------------------------------------------------
Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's adjusted current earnings. Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Portfolio.

The tax exemption of dividends from the Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.


STATEMENTS TO SHAREHOLDERS
The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, unless you request otherwise, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios will be sent to a single household without regard to the number of shareholders residing at such household.


PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT MANAGER
TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolios' investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.


For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. These expense reductions are voluntary and may be reduced or eliminated at any time with notice to investors.

--------------------------------------------------------------------------------
In addition to the Portfolios, the investment manager currently serves as investment manager to TD Waterhouse National Bank, an affiliate of TD Waterhouse, and to other mutual funds, and as of August 31, 2000, had total assets under management in excess of $11 billion.

ADMINISTRATOR
TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, TD Waterhouse receives from each Portfolio an annual fee, payable monthly, of 0.10% of the Portfolio's average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. TD Waterhouse pays FDI's fees for providing these services.


DISTRIBUTOR
FDI acts as distributor of the Portfolios' shares for no compensation.


SHAREHOLDER SERVICING
The Portfolios' Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights tables on the following page are intended to help you understand each Portfolio's financial performance for each of the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amount in the tables represents the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request by calling TD Waterhouse at 1-800-934-4448.

--------------------------------------------------------------------------------

                                        MONEY MARKET                       U.S. GOVERNMENT                    MUNICIPAL
                                         PORTFOLIO                           PORTFOLIO                        PORTFOLIO

                                Year Ended       Period Ended      Year Ended      Period Ended     Year Ended      Period Ended
                                April 30, 2000   April 30, 1999*   April 30, 2000  April 30, 1999*  April 30, 2000  April 30, 1999*
                                --------------   ---------------   --------------  ---------------  --------------  ---------------

PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                 $1.000           $1.000          $1.000            $1.000            $1.000       $1.000
                                      ------           ------          ------            ------            ------       ------
Net investment income                  0.049            0.049           0.048             0.014             0.028        0.010
                                       -----            -----           -----             -----             -----        -----
Distributions from net
  investment income                   (0.049)          (0.049)         (0.048)           (0.014)           (0.028)      (0.010)
                                      ------           ------          ------            ------            ------       ------
Net asset value, end of period        $1.000           $1.000          $1.000            $1.000            $1.000       $1.000
                                      ======           ======          ======            ======            ======       ======

RATIOS
Ratio of expenses to average
net assets                             0.75%            0.75% (A)       0.75%             0.75% (A)         0.74%        0.74% (A)

Ratio of net investment income
to average net assets                  4.89%            4.26% (A)       4.77%             4.10% (A)         2.82%        2.31% (A)

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates             0.20%            0.38% (A)       0.20%             0.37% (A)         0.39%        0.86% (A)

SUPPLEMENTAL DATA
Total investment return (B)            5.00%            5.23% (A)       4.88%             1.47% (A)         2.87%        1.07% (A)


Net assets, end of period          $771,517,180      $720,961,485    $680,196,336      $640,012,038     $39,227,692    $40,665,010
                                   ============      ============    ============      ============     ===========    ===========


Average net assets                 $793,427,494      $128,275,220    $669,931,306      $117,827,697     $42,806,126    $ 7,448,507
                                   ============      ============    ============      ============     ===========    ===========

*    Each Portfolio commenced operations on May 20, 1998.
(A)  Annualized.
(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

--------------------------------------------------------------------------------

                             NATIONAL INVESTORS CASH
                              MANAGEMENT FUND, INC.



FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information on the Portfolios is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:



TD Waterhouse Investor Services, Inc.
Customer Service
100 Wall Street
New York, New York 10005


Telephone:  1-800-934-4448
Hearing impaired:  TTY 1-800-933-0555
Internet site:  http://www.tdwaterhouse.com

Text-only versions of the Portfolios'  prospectus and other documents pertaining
to  the   Portfolios   can  be  viewed  online  or   downloaded   from  the  SEC
(http://www.sec.gov).


You also can review and copy information about each Portfolio, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.


The Portfolios are series of National Investors Cash Management Fund, Inc., whose investment company registration number is 811-7871.


                                   PROSPECTUS






                       National Investors Cash Management
                                   Fund, Inc.


                        Three money market portfolios to
                                  choose from:
                                  Money Market
                                 U.S. Government
                                    Municipal




                                September 1, 2000




                                     [LOGO]

                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.
                                 100 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 1-800-233-3411

                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 1, 2000

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated September 1, 2000 (the "Prospectus") for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, each a series of National Investors Cash Management Fund, Inc. (the "Company"). The Prospectus is incorporated by reference into this Statement of Additional Information.

Each Portfolio's financial statements and financial highlights for the fiscal year ended April 30, 2000, including the independent auditors' report thereon, are included in the Portfolio's Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to National Investors Cash Management Fund, Inc. at 100 Wall Street New York, New York 10005 or call 1-800-934-4448.

                                TABLE OF CONTENTS
                                                                         PAGE

          GENERAL INFORMATION ABOUT THE COMPANY............................2

          INVESTMENT POLICIES AND RESTRICTIONS ............................2

          PORTFOLIO TRANSACTIONS .........................................20

          DIRECTORS AND EXECUTIVE OFFICERS ...............................22

          INVESTMENT MANAGEMENT, DISTRIBUTION
          AND OTHER SERVICES .............................................24

          DIVIDENDS AND TAXES ............................................30

          SHARE PRICE CALCULATION ........................................34

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .................35

          PERFORMANCE ....................................................35

          SHAREHOLDER INFORMATION ........................................38

          ANNEX - RATINGS OF INVESTMENTS .................................40

                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.
--------------------------------------------------------------------------------



GENERAL INFORMATION ABOUT THE COMPANY


The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized under Maryland law on August 19, 1996. Because the Company offers multiple portfolios (including the Portfolios), it is known as a "series company." The Company currently has three investment portfolios with separate investment objectives and policies. On September 1, 1999, the Portfolios were renamed from their former names -- the Jack White Money Market Portfolio, the Jack White U.S. Government Portfolio and the Jack White Municipal Portfolio.

Each Portfolio is "diversified" as that term is defined in the Investment Company Act. The investment manager of the Portfolios is TD Waterhouse Asset Management, Inc. (the "Investment Manager").


INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, each Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.

As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act, as amended ("Rule 2a-7"), in their pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See "Rule 2a-7 Matters" below.

ASSET-BACKED SECURITIES
Each Portfolio, other than the Municipal Portfolio, may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

BANK OBLIGATIONS
Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investment in foreign bank obligations are subject to the additional risks associated with foreign securities.

BORROWING
The  Portfolios  may  borrow  from  banks  and  engage  in  reverse   repurchase
agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, the Portfolio will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

CERTIFICATES OF PARTICIPATION
The Municipal Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by the Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

COMMERCIAL PAPER AND SIMILAR SECURITIES
Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.


Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service and Standard & Poor's ("S&P"), two NRSROs, see "Annex - Ratings of Investments."

CREDIT ENHANCEMENT FEATURES

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.


FOREIGN SECURITIES
The Money Market Portfolio may invest in bank obligations of the foreign branches of U.S. banks, and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. The Money Market Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.


The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.


FUNDING AGREEMENTS
The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company) they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission ("SEC") perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policy holder claims.

Funding agreements are typically issued with a one year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

GOVERNMENT SECURITIES
Each Portfolio may invest in government securities. The term "government securities" for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.

ILLIQUID SECURITIES
Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment).

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. Also, with regard to the Money Market Portfolio, the Investment Manager may determine some time deposits to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid for purposes of the Municipal Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities. With respect to municipal lease obligations, the Investment Manager will consider, pursuant to procedures adopted by the Board of Directors, the following: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Manager.


INVESTMENT COMPANY SECURITIES
A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolios may not acquire collectively more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

MUNICIPAL SECURITIES
Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).


Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

Municipal securities may include other securities similar to those described below, which are or may become available.


MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax (other than the Alternative Minimum Tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.


While at one time the pertinent provisions of the Internal Revenue Code of 1986, as amended (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code, multi-family rental housing facilities, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. The Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

MUNICIPAL PORTFOLIO. The Municipal Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.

From time to time, the Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Portfolio invest in federally taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. In addition, the Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments. The Portfolio will purchase taxable obligations only if they meet its quality requirements.

ADDITIONAL RISK CONSIDERATIONS. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Municipal Portfolio's holdings would be affected and the directors would reevaluate the Portfolio's investment objective and policies.

PUT FEATURES
Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.


REPURCHASE AGREEMENTS
Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.


REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities.

Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

RULE 144A SECURITIES
If otherwise consistent with its investment objectives and policies, each Portfolio, other than the Government Portfolio, may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


RULE 2A-7 MATTERS
Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See "Annex - Ratings of Investments."

Except to the limited extent permitted by Rule 2a-7 and except for government securities, no Portfolio may invest more than 5% of its total assets in the securities of any one issuer. The Money Market Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. The Municipal Portfolio's investment in second tier "conduit securities" (as defined in Rule 2a-7) is limited to 5% of the Portfolio's total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

SECTION 4(2) PAPER
The Money Market Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Money Market Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment
Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

SECURITIES LENDING
Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

STANDBY COMMITMENTS
The Municipal Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Municipal Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

STRIPPED GOVERNMENT SECURITIES
Each of the Portfolios, except the Municipal Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market
Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

TENDER OPTION BONDS
The Municipal Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Municipal Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

VARIABLE OR FLOATING RATE OBLIGATIONS
Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES
Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

ZERO COUPON BONDS
Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                        --------------------------------


FUTURE DEVELOPMENTS
Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH PORTFOLIO OF THE COMPANY. EACH PORTFOLIO MAY NOT (UNLESS NOTED OTHERWISE):

(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) with respect to the Municipal Portfolio, normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) issue senior  securities,  except as permitted under the Investment  Company
Act;

(4) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);


(5) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and
(ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;


(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(11) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. EACH PORTFOLIO DOES NOT CURRENTLY INTEND:


(i) to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a "guarantee issued by a non-controlled person," as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(ii) to purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"), securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or


(iii) to invest in financial futures and options thereon.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.


The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices).

Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Disinterested Directors"), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.


The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.

DIRECTORS AND EXECUTIVE OFFICERS

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The directors and executive officers of the Company, along with their principal occupations over the past five years and their affiliations, if any, with the
Investment Manager and Funds Distributor, Inc. ("FDI"), the Company's distributor, are listed below.


RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director of each of the Company, TD Waterhouse Family of Funds, Inc. ("TD WFF") and TD Waterhouse Trust ("TDT") since February 26, 1998, December 12, 1995 and September 8, 1999, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 57 years old. Mr. Dalrymple's address is 70 West Red Oak Lane, White Plains, NY 10604.

CAROLYN B. LEWIS, Director. Ms. Lewis has served as a Director or Trustee of each of the Company and TD WFF since February 26, 1998 and of TDT since September 8, 1999. Since March 1997, Ms. Lewis has served as President of The CBL Group providing professional services to clients in the securities and healthcare industries. Ms. Lewis spent over 30 years at the SEC in various positions including Senior Financial Analyst, Branch Chief and Assistant Director. In September 1997, Ms. Lewis was appointed a member of the Board of Governors of the Philadelphia Stock Exchange. Presently, Ms. Lewis is a member of the Board of Directors of the Metropolitan Washington Airports Authority and a director on various healthcare and hospital Boards, including Chairman of the Board of Trustees of the American Hospital Association. She is 63 years old. Ms. Lewis' address is 2920 W Street Southeast, Washington, DC 20020.

ANTHONY J. PACE*, Director. Mr. Pace has served as a Director of the Company since February 26, 1998. Since January 1988, Mr. Pace has served as President and

Chief Executive Officer of A.J. Pace & Co., an investment management firm. From December 1995 through October 1996, Mr. Pace served as a Director of TD WFF. From December 1979 through December 1987, Mr. Pace was an Associate Director of Bear Stearns & Co. Inc. From 1970 through 1979, Mr. Pace was a Vice President at First Boston. Mr. Pace is a member of the Board of Directors of the Brooklyn Conservatory of Music. He is 63 years old. Mr. Pace's address is 981 Madison Avenue, New York, NY 10021.

JAMES F. RITTINGER*, Director. Mr. Rittinger has served as Director of the Company since February 26, 1998. Since 1979, Mr. Rittinger has been a Partner at Satterlee Stephens Burke & Burke LLP, a law firm. From 1987 through 1996, Mr. Rittinger was a member of the Board of Directors of Waterhouse Investor
Services, Inc., a New York Stock Exchange listed company. From 1983 through 1994, Mr. Rittinger served as Justice of the Village of Briarcliffe Manor, New York. Mr. Rittinger is a member of the Association of the Bar of the State of New York. He is 53 years old. Mr. Rittinger's address is 230 Park Avenue, New York, NY 10169-0079.

THEODORE ROSEN, Director. Mr. Rosen has served as Director of the Company since February 26, 1998. From December, 1995 through February, 1998, Mr. Rosen served as a Director of TD WFF. Since 1993, Mr. Rosen has been a Managing Director of Burnham Securities, Inc. and Chairman of the Board of Directors of U.S. Energy Systems, Inc. Mr. Rosen has held senior management positions in retail sales, investment management, and corporate finance. From 1991 to 1993, Mr. Rosen was Senior Vice President at Oppenheimer & Co., and from 1989 to 1991 was a Vice President-Sales at Smith Barney. Prior to 1989, Mr. Rosen held senior management positions with other firms including Morgan Stanley & Co., Ladenburg Thalman, and Burnham & Co. Mr. Rosen was the founder and President of Summit Capital Group, a money management and investment banking firm. He is 76 years old. Mr. Rosen's address is 1325 Avenue of the Americas, New York, NY 10019.

GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Executive Vice President and Client Service Director of FDI since April 1998, and an officer of certain investment companies distributed by FDI or its affiliates. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. He is 45 years old.

CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Senior Vice President and Deputy General Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. He is 35 years old.


          * THIS DIRECTOR IS AN "INTERESTED PERSON" OF THE COMPANY. ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109


On August 1, 2000, the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Officers and directors who are interested persons of the Investment Manager, Investment Subadviser or FDI receive no compensation from the Company. Each director who is not an interested person serving on the board of a company in the "Fund Complex" (which includes the Company, TD WFF and TDT, investment companies also advised by the Investment Manager) receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving the board of a second company in the Fund Complex and an additional $2,500 if serving on the board of a third company, and (iii) a meeting fee of $3,000 for each meeting attended. Directors who are not interested persons will also be reimbursed for their expenses by the Company. Directors who are interested persons of the Company may be compensated by the Investment Manager or its affiliates for their services to the Company.

The Company pays its directors an annual retainer and a per meeting fee and reimburses them for their expenses. The amounts of compensation that the Company and Fund Complex paid to each director or trustee, as the case may be, for the fiscal year ended April 30, 2000, are as follows:



                                                           Pension or
                                        Aggregate           Retirement
                                       Compensation     Benefits Accrued       Total Compensation
                Name of Board              from            as Part of         from Fund Complex (3)
                    Member             Company (1)     Company's Expenses     Paid to Board Members
                    ------             -------         ------------------     ---------------------


           Richard W. Dalrymple         $11,833.32             $0                    $35,500

           Carolyn B. Lewis             $11,833.32             $0                    $35,500

           Anthony J. Pace (2)              $0                 $0                      $0
           James F. Rittinger (2)           $0                 $0                      $0
           Theodore Rosen                $27,000               $0                    $27,000

----------
[FN]
(1) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.
(2)  Interested director of the Company.
(3) "Fund Complex" includes the Company, TD WFF and TDT, investment companies also advised by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES


INVESTMENT MANAGEMENT
TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors. Effective September 20, 1999, the Investment Manager's name was changed from "Waterhouse Asset Management, Inc." to its present name.

The Investment Manager is a majority-owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., and as of August 31, 2000 had total assets under management in excess of $11 billion. Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Company, establishes procedures for personal investing and restricts certain transactions.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company's Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.


The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.


For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each such Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion. In addition, the Investment Manager has agreed to assume certain Portfolio expenses (or waive its fees) so that each Portfolio's total operating expenses (expressed as a percentage of average daily net assets) will not exceed 0.75% for the Money Market Portfolio, 0.75% for the U.S. Government Portfolio, and 0.74% for the Municipal Portfolio.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio's total returns and yield. These expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

Total investment management fees paid by the Company to the Investment Manager for the fiscal year ended April 30, 2000 were $2,781,731, $2,348,811 and $150,093 for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For this period, the Investment Manager voluntarily waived $288,078, $239,451 and $52,525 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

Total investment management fees paid by the Company to the Investment Manager for the fiscal period ended April 30, 1999 were $425,346, $390,874 and $24,699 for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For this period, the Investment Manager voluntarily waived $143, $41 and $24,699 of its investment management fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. The Investment Manager reimbursed the Municipal Portfolio $3,666 for other operating expenses.

ADMINISTRATION
Pursuant to an Administration Agreement with the Company, TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, TD Waterhouse receives from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

Total administrative fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2000 were $794,780 for the Money Market Portfolio, $671,089 for the U.S. Government Portfolio and $42,884 for the Municipal Portfolio, respectively. For this period, TD Waterhouse waived $82,308, $68,414 and $15,800 of its administration fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

Total administrative fees paid by the Company to TD Waterhouse for the fiscal period ended April 30, 1999 were $121,527 for the Money Market Portfolio, $111,678 for the U.S. Government Portfolio and $7,057 for the Municipal Portfolio, respectively. For this period, TD Waterhouse waived $58,798, $37,444 and $3,474 of its administration fee for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI's fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested
Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or TD Waterhouse may terminate the
Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors of the Company who have no direct or indirect financial interest in the Administration Agreement, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

DISTRIBUTION
The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, MA 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio may terminate the Distribution Agreement on

60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company's Board of Directors, or a majority of the Disinterested Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

SHAREHOLDER SERVICING
The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Servicing Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Servicing Plan or any agreements relating thereto.

Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse, TD Waterhouse has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The Shareholder Services Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Shareholder Services
Agreement. The Shareholder Services Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio or TD Waterhouse may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Shareholder Services Agreement. The Shareholder Services Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Total fees paid by the Company to TD Waterhouse for the fiscal year ended April 30, 2000 were $1,986,951 for the Money Market Portfolio, $1,677,722 for the U.S. Government Portfolio and $107,210 for the Municipal Portfolio, respectively. For this period, TD Waterhouse waived $1,015,438, $869,491 and $67,632 of its shareholder servicing fees for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.

Total shareholder servicing fees paid by the Company to TD Waterhouse for the fiscal period ended April 30, 1999 were $303,819 for the Money Market Portfolio, $279,196 for the U.S. Government Portfolio and $17,643 for the Municipal Portfolio, respectively. For this period, TD Waterhouse waived $286,769, $263,018 and $13,343 of its shareholder servicing fees for the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively.


Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TRANSFER AGENT AND CUSTODIAN
National Investor Services Corp. (also referred to as the "Transfer Agent"), an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of 0.20% of each Portfolio's average daily net assets.

The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, New York, NY 10286, acts as the custodian of each Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

OTHER EXPENSES
Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (including the Portfolios) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio.


DIVIDENDS AND TAXES

DIVIDENDS

On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's NAV at $1.00 per share.

CAPITAL GAIN DISTRIBUTIONS
If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. It is not anticipated that a Portfolio will realize any capital gain from the sale of securities held for more than 12 months, but if it does so, this gain will be distributed annually.


TAX STATUS OF THE PORTFOLIOS
Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income, net tax-exempt income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of either management or investment practices or policies.

STATE AND LOCAL TAX ISSUES. Shareholders are urged to consult with their tax advisers as to whether any of the dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities whether such securities are held directly or through the Company.

FEDERAL INCOME TAX ISSUES - MUNICIPAL PORTFOLIO. Distributions from the Municipal Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Portfolio of any investment company taxable income (which include any short-term capital gains and market discount) will be taxable to shareholders.

Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.


AMT is imposed to the extent it exceeds the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which includes all tax-exempt interest) exceeds the AMTI of the corporation constitutes an upward adjustment for purposes of the corporate AMT. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Municipal Portfolio may not be an appropriate investment for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by the Municipal Portfolio or are "related persons" to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.




The Municipal Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable, either prospectively or retroactively to the date the obligation was issued.


OTHER TAX INFORMATION
Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.


The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.


Each Portfolio generally may be required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances.

Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.


Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS
The Company's independent auditors, Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Portfolios' April 30, 2000 financial statements and the report thereon of Ernst & Young LLP from the Portfolios' April 30, 2000 annual report (as filed with the SEC on June 27, 2000 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Number 0001089355-00-000373)) are incorporated herein by reference.


SHARE PRICE CALCULATION


The price of each Portfolio's shares on any given day is its NAV per share. NAV is calculated by the Company for each Portfolio on each day that the New York Stock Exchange (the "NYSE") and the Custodian are open. In addition to the holidays on which the NYSE is closed, the Custodian generally is also closed on Veteran's Day and Columbus Day.


Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.


The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio's NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the directors may deem appropriate.


During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


For additional information regarding purchasing and selling shares of the Portfolios, see "How to Buy and Sell Shares" in the Prospectus.


Shares of each Portfolio are sold on a continuous basis by the distributor.


Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. Each Portfolio may waive minimum investment requirements for purchases by directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.

The Company normally calculates the NAV of each Portfolio as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time), each day that the NYSE and the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio's portfolio securities may not occur on days when the Company is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

PERFORMANCE

The historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.

Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Municipal Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.


The yield for each Portfolio for the seven day period ended April 30, 2000 was 5.95% for the Money Market Portfolio, 5.00% for the U.S. Government Portfolio and 3.77% for the Municipal Portfolio.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:

                      [(base period return + 1) 365/7] -1.


The effective yield for each Portfolio for the seven day period ended April 30, 2000 was 5.70% for the Money Market Portfolio, 5.18% for the U.S. Government Portfolio and 3.88% for the Municipal Portfolio.


The tax equivalent yield of the shares of the Municipal Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


The tax equivalent yield for the Municipal Portfolio for the seven day period ended April 30, 2000 was 5.89%. The assumed federal income tax rate is 36%.


Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.

Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.


The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare a Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S.
Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.

TAX-EXEMPT VERSUS TAXABLE YIELD. Investors may want to determine which investment - tax-exempt or taxable - will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate.

SHAREHOLDER INFORMATION


Each investment portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that portfolio. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio. Shareholders of the investment portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.


The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.


The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the investment portfolios as follows: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 20 billion shares of the Municipal Portfolio. Each investment portfolio share is entitled to participate pro rata in the dividends and distributions from that portfolio.


The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.

Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act
(i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


To the knowledge of the Portfolios, no persons or entities owned of record or beneficially 5% or more of a Portfolio's shares as of August 15, 2000.

--------------------------------------------------------------------------------

ANNEX -- RATINGS OF INVESTMENTS

STANDARD AND POOR'S AND MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS


Commercial   paper  rated  by  Standard  &  Poor's  ("S&P")  has  the  following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.


The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.

MIG-1 AND MIG-2 MUNICIPAL NOTES

Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS


AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although
they  are  somewhat  more   susceptible   to  adverse   effects  of  changes  in
circumstances and economic conditions.


MOODY'S INVESTORS SERVICE BOND RATINGS

AAA. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                     PART C

                                OTHER INFORMATION

                  NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.

Item 23.          Exhibits.
                  --------

(a)      (1)      Articles of Incorporation (see Note A)

         (2)      Articles of Amendment to Articles of Incorporation dated October 15, 1996 (See Note A)

         (3)      Articles of Amendment to Articles of Incorporation dated March 12, 1998 (See Note B)


         (4)      Articles of Amendment to Articles of Incorporation dated December 30, 1998 (see Note D)

         (5)      Articles of Amendment to Articles of Incorporation dated February 9, 1999 (see Note D)

         (6)      Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note D)


(b)               By-Laws, as amended to date (See Note A)

(c)               Instruments Defining Shareholder Rights (incorporated by reference to Exhibits 1 and 2 to the
                  Registration Statement, as incorporated herein)

(d)               Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of
                  Jack White Money Market Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal
                  Portfolio, dated February 26, 1998 (See Note B)

(e)      (1)      Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Jack White Money
                  Market Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal Portfolio, dated
                  February 26, 1998 (See Note C)

         (2)      Form of Selling Agreement (See Note C)

(f)               Inapplicable


(g)      (1)      Custody Agreement between Registrant and The Bank of New York, on behalf of Jack White Money Market
                  Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal Portfolio, dated February 26,
                  1998 (see Note D)


         (2)      Foreign Custody Manager Agreement between Registrant and The Bank of New York, on behalf of Jack White
                  Money Market Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal Portfolio, dated
                  February 26, 1998 (See Note B)

(h)      (1)      Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor
                  Services Corp., on behalf of Jack White Money Market Portfolio, Jack White U.S. Government Portfolio and
                  Jack White Municipal Portfolio, dated February 26, 1998 (See Note B)

         (2)      Form of Shareholder Servicing Plan (See Note B)

         (3)      Form of Shareholder Services Agreement (See Note B)

         (4)      Shareholder Services Agreement for Waterhouse Securities, Inc. dated May 11, 1998 (See Note C)



         (5)      Administration Agreement between Registrant and Waterhouse Securities, Inc., on behalf of Jack White
                  Money Market Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal Portfolio, dated
                  February 26, 1998 (See Note B)

         (6)      Sub-Administration Agreement between Waterhouse Securities, Inc. and Funds Distributor, Inc., on behalf of Jack White Money Market Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal
                  Portfolio, dated February 26, 1998 (See Note B)

         (7)      Accounting Services Agreement between Waterhouse Securities, Inc. and Countrywide Fund Services, Inc.,
                  on behalf of Jack White Money Market Portfolio, Jack White U.S. Government Portfolio and Jack White
                  Municipal Portfolio, dated February 26, 1998 (See Note B)

         (8)      State Filing Services Agreement between Registrant and Automated Business Development Corporation dated
                  February 26, 1998 (See Note C)

(i)               Opinion and Consent of Shereff, Friedman, Hoffman and Goodman, LLP as to legality of the securities being registered (See Note C)

(j)               Consent of Independent Auditors (filed herewith)

(k)               Inapplicable

(l)               Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of Jack White
                  Money Market Portfolio, Jack White U.S. Government Portfolio and Jack White Municipal Portfolio, dated
                  May 14, 1998 (See Note C)

(m)               Inapplicable

(n)               Inapplicable


(p)      (1)      Code of Ethics of Registrant and Investment Manager (filed herewith)

         (2)      Code of Ethics of Principal Underwriter (filed herewith)


         Other Exhibits:

         Power of Attorney for James F. Rittinger, Anthony J. Pace, Richard W. Dalrymple, Theodore Rosen and Carolyn B.
         Lewis dated April 27, 1998 (See Note B)

Note A:  Filed as an exhibit to Registrant's Registration Statement on Form N-1A, File Nos. 333-14527; 811-07871, on
         October 21, 1996, and incorporated herein by reference.

Note B:  Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File
         Nos. 333-14527; 811-07871, on April 29, 1998, and incorporated herein by reference.

Note C:  Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File
         Nos. 333-14527; 811-07871, on May 15, 1998, and incorporated herein by reference.


Note D:  Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File
         Nos. 333-14527; 811-07871, on June 29, 1999, and incorporated herein by reference.


Item 24.  Persons Controlled by or under Common Control with Registrant.
          -------------------------------------------------------------

         Not applicable.

Item 25.  Indemnification.
          ---------------

         Section 2-418 of the General  Corporation Law of the State of Maryland,
Article  IX of the  Registrant's  Articles  of  Incorporation,  filed as Exhibit
(a)(1) hereto, Article V of the Registrant's By-Laws, filed as Exhibit (b) hereto, and the Investment Management Agreement, filed as Exhibit (d) hereto, provide for indemnification.

        The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

         The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that
(i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         Unless limited by the Registrant's charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------


The following persons are the directors and officers of the Investment Manager:

         DAVID HARTMAN*, Senior Vice President and Chief Investment Officer. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio Manager of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber.

         RICHARD H. NEIMAN*, Director and Secretary. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Holdings, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

         FRANK J. PETRILLI*, Director. Mr. Petrilli has served as Chairman, President and Chief Executive Officer of TD Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli has served as President and Chief Operating Officer of TD Waterhouse Group, Inc. since June 1999. Mr. Petrilli has served as Chief Executive Officer of TD Waterhouse Holdings, Inc. since March 1998 and President since January 1995. He also served as Chief Operating Officer of TD Waterhouse Holdings, Inc. from January 1995 to March 1998. Since August 1998, Mr. Petrilli has served as Director and Vice Chairman of TD Waterhouse Investor Services, Inc.

         B. KEVIN STERNS*, Senior Vice President, Chief Financial Officer and Treasurer. Mr. Sterns has served as Executive Vice President, Chief Financial Officer and Treasurer of TD Waterhouse Holdings, Inc. and TD Waterhouse Investor Services, Inc. since October 1996. Mr. Sterns has served in various positions with Toronto-Dominion Bank since October 1970 and is currently a Vice President with the Bank.

         MICHELE R. TEICHNER*, Senior Vice President Operations and Compliance. Ms. Teichner has been serving as Senior Vice President of Waterhouse Asset Management, Inc. since August 1996, with responsibility for operations and compliance.

         LAWRENCE M. WATERHOUSE, Jr.*, Director. Mr. Waterhouse has served as Chairman of TD Waterhouse Holdings, Inc. since its inception in 1987 and Chief Executive Officer from August 1989 to March 1998. Mr. Waterhouse is the founder of TD Waterhouse Investor Services, Inc. and has served as Chief Executive Officer since its inception in March 1979. Mr. Waterhouse is a Director of TD Waterhouse Group, Inc. since June 1999. Mr. Waterhouse also served as Chairman of TD Waterhouse Bank, N.A. from September 1995 to June 2000 and presently serves as Chairman Emeritus of TD Waterhouse Bank, N.A. from July 2000 to present. Mr. Waterhouse has also served as Director of National Investor Services Corp. since September 1995.

         *        Address: 100 Wall Street, New York, NY 10005

Item 27.  Principal Underwriters.
          ----------------------

     (a)  Funds  Distributor,   Inc.  (the   "Distributor")  acts  as  principal
          underwriter for the following investment companies:


         American Century California Tax-Free and Municipal Funds
         American Century Capital Portfolios, Inc.
         American Century Government Income Trust
         American Century International Bond Funds
         American Century Investment Trust
         American Century Municipal Trust
         American Century Mutual Funds, Inc.
         American Century Premium Reserves, Inc.
         American Century Quantitative Equity Funds
         American Century Strategic Asset Allocations, Inc.
         American Century Target Maturities Trust
         American Century Variable Portfolios, Inc.
         American Century World Mutual Funds, Inc.
         The Brinson Funds
         CDC MPT+ Funds
         Dresdner RCM Capital Funds, Inc.
         Dresdner RCM Global Funds, Inc.
         Dresdner RCM Investment Funds Inc.
         GMO Trust
         J.P. Morgan Institutional Funds
         J.P. Morgan Funds
         JPM Series Trust
         JPM Series Trust II
         LaSalle Partners Funds, Inc.
         Merrimac Series
         Monetta Fund, Inc.
         Monetta Trust
         The Montgomery Funds I
         The Montgomery Funds II
         The Munder Framlington Funds Trust
         The Munder Funds Trust
         The Munder Funds, Inc.
         National Investors Cash Management Fund, Inc.
         Nomura Pacific Basin Fund, Inc.
         Orbitex Group of Funds
         The Saratoga Advantage Trust
         SG Cowen Funds, Inc.
         SG Cowen Income + Growth Fund, Inc.
         SG Cowen Standby Reserve Fund, Inc.
         SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
         SG Cowen Series Funds, Inc.
         The Skyline Funds
         St. Clair Funds, Inc.
         TD Waterhouse Family of Funds, Inc.
         TD Waterhouse Trust


         The Distributor is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers and directors of Funds Distributor, Inc.:


     Director, President and Chief Executive Officer    - Marie E. Connolly
     Director and Executive Vice President              - George A. Rio
     Executive Vice President and Chief                 - Gary S. MacDonald
         Administrative Officer
     Executive Vice President                           - William S. Nichols
     Executive Vice President                           - Charles W. Carr
     Senior Vice President, General Counsel, Chief      - Margaret W. Chambers
         Compliance Officer, Secretary and Clerk
     Senior Vice President and Treasurer                - Joseph F. Tower III
     Senior Vice President and Chief Financial Officer  - William J. Stetter
     Senior Vice President, Deputy General Counsel      - Christopher J. Kelley
     Senior Vice President                              - Mary A. Nelson
     Senior Vice President                              - Eric A. Liik
     Senior Vice President                              - John Lehning
     Senior Vice President                              - John Prosperi
     Chairman and Director                              - William J. Nutt


     (c)      Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------


         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's Investment Manager and Administrator, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 100 Church Street, New York, New York; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's transfer agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Registrant's or Company's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Registrant's or Company's fund accountant, Integrated Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202.


Item 29.  Management Services.
          -------------------

         Not applicable.

Item 30.  Undertakings.
          ------------

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 31st day of August, 2000.

NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.
Registrant

By:      /s/ Christopher J. Kelley
         -------------------------
         Christopher J. Kelley
         Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on behalf of the following persons in the capacities and on the dates indicated.

Signature                      Title                           Date

/s/ George A. Rio              President, Treasurer and        August 31, 2000
---------------------------
George A. Rio                  Chief Financial Officer

James F. Rittinger*            Chairman of the Board           August 31, 2000
                               and Director

Anthony J. Pace*               Director                        August 31, 2000

Richard W. Dalrymple*          Director                        August 31, 2000

Theodore Rosen*                Director                        August 31, 2000

Carolyn B. Lewis*              Director                        August 31, 2000


*   By: /s/  Richard H. Neiman
        -------------------------------------------------
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power of attorney

                                INDEX TO EXHIBITS


         (j)        Consent of Independent Auditors

         (p)(1)     Code of Ethics of Registrant and Investment Manager

         (p)(2)     Code of Ethics of Principal Underwriter